                                                                    EXHIBIT 99.2

                        CONSENT TO RELEASE OF COLLATERAL

        THIS CONSENT TO RELEASE OF COLLATERAL (this "Consent") is entered into as of January 16, 2002 among GENEVA STEEL LLC, a Delaware limited liability company ("Borrower"), each Lender signatory hereto (each, together with its successors and permitted assigns, a "Lender"), and CITICORP USA, INC., acting as agent for itself and the other Lenders (in such capacity, "Agent"). Unless otherwise specified herein, all capitalized terms used in this Consent shall have the meanings ascribed to them in the Loan Agreement (as hereinafter defined).

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, the Borrower, the Agent and the Lenders are party to a Term Loan Agreement dated as of January 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement");

        WHEREAS, prior to November 15, 2001, the Borrower informed the Agent of its intention to temporarily shut down the majority of its operations and the operations of its Subsidiaries and to continue to sell certain of their inventories and to collect their receivables in an orderly manner during such temporary shut-down period;

        WHEREAS, the Agent determined that there had occurred a material adverse change in the value of the security interests or in the business, operations, assets, liabilities (contingent or otherwise) or financial condition of the Borrower since January 2, 2001;

        WHEREAS, the Agent also determined that a shut-down of the Borrower's and its Subsidiaries' operations constitutes a Default and/or an Event of Default under the Loan Agreement;

        WHEREAS, prior to November 15, 2001 the Borrower informed the Agent of its belief that the best method for the preservation of the value of the assets of the Borrower and its Subsidiaries was to continue to sell certain of their inventories and to collect their receivables in conjunction with continued limited funding in accordance with a budget made under the Credit Agreement, dated as of January 3, 2001, as amended, among the Borrower, the lenders and issuers party thereto and Citicorp, as agent for the lenders (as amended, the "Credit Agreement");

        WHEREAS, in light of the foregoing, prior to November 15, 2001 the Borrower requested that the Agent and the Lenders forbear from exercising the remedies available to them under the Loan Agreement until the close of business on December 21, 2001 while the Borrower and its Subsidiaries operated in a shut-down mode and applied the proceeds of the collateral securing the Credit Agreement to the outstandings thereunder (including the cash collateralization of letters of credit);

        WHEREAS, on November 15, 2001 the Borrower, the Agent and the Lenders entered into a Forbearance Agreement, which was consented to by the Government Guarantor, pursuant to which the Agent and the Lenders agreed, with the Government Guarantor's consent, to such forbearance on the terms set forth therein (the "Original Forbearance Agreement");

        WHEREAS, as of December 21, 2001 the Borrower had paid all of the outstandings under the Credit Agreement and cash collateralized all letters of credit issued thereunder, and the commitments under the Credit Agreement had been terminated;

        WHEREAS, prior to December 21, 2001 the Borrower informed the Agent that the Borrower believed that the best method for the preservation of the value of the assets of the Borrower and its Subsidiaries was, at least until January 11, 2002, to continue to investigate the possibility of additional financing and to continue to sell certain of their inventories and to collect their receivables and to deposit the proceeds of such inventory and receivables in a Blocked Account or a Cash Collateral Account as directed by the Agent, which proceeds the Agent would disburse to the Borrower (after receipt of a written request from the Borrower) for application to the shut-down costs of the Borrower in accordance with a budget;

        WHEREAS, in light of the foregoing, prior to December 21, 2001 the Borrower requested that the Agent and the Lenders amend and restate the Original Forbearance Agreement to provide that the Agent and Lenders forbear from exercising the remedies available to them under the Loan Agreement for an extended period until the close of business on January 11, 2002 while the Borrower and its Subsidiaries operate in accordance with a budget and deposit the proceeds of such inventory and receivables into a Blocked Account or a Cash Collateral Account as directed by the Agent, which proceeds the Agent would disburse to the Borrower (after receipt of a written request from the Borrower) for application to the shut-down costs of the Borrower in accordance with a budget;

        WHEREAS, on December 21, 2001 the Borrower, the Agent and the Lenders entered into an Amended and Restated Forbearance Agreement, which was consented to by the Government Guarantor, pursuant to which the Agent and the Lenders agreed, with the Government Guarantor's consent, to such forbearance on the terms set forth therein (the "Amended and Restated Forbearance Agreement");

        WHEREAS, after the close of business on January 11, 2002 the forbearance agreed to pursuant to the Amended and Restated Forbearance Agreement expired pursuant to its terms without the Borrower having obtained any additional financing;

        WHEREAS, the Borrower has informed the Agent and the Government Guarantor of the Borrower's belief that the best method for the preservation of the value of the assets of the Borrower and its Subsidiaries is, until January 23, 2002, for the Borrower to investigate its strategic alternatives, including, without limitation, (i) the retention of an investment bank to explore a sale of the business of the Borrower and its Subsidiaries as a going concern or a sale of the Collateral, (ii) the filing of a petition pursuant to Chapter 11 of title 11, United States Code (the "Bankruptcy Code"), (iii) seeking the agreement of the Agent, the Lenders and the Government Guarantor to the entry of a stipulation in connection with such petition pursuant to which the Agent and the Lenders, with the consent of the Government Guarantor, would consent to the Borrower's use of cash collateral in accordance with an agreed budget, and (iv) continuing to investigate the possibility of additional financing;

        WHEREAS, in connection with such investigation, the Borrower has requested that the Agent and the Lenders and the Government Guarantor consent to the use of the proceeds of collateral for an extended period until the close of business on January 23, 2002 while the Borrower and its Subsidiaries operate in accordance with the Budget (as defined below) and deposit the proceeds of such inventory and receivables into a Blocked Account or a Cash Collateral Account as directed by the Agent, which proceeds the Agent shall disburse to the Borrower (after receipt of a written request from the Borrower) for application to the shut-down costs of the Borrower in accordance with the Budget;

        WHEREAS, the Borrower has requested that the Agent release the proceeds of the Collateral from the Liens held by the Agent to effect the purposes hereof;

        WHEREAS, the Agent and the Lenders are willing to agree, and the Government Guarantor is willing to consent, to such extended forbearance on the terms and conditions set forth herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                              RELEASE OF COLLATERAL

        SECTION 1.01. Release of Collateral. In order to permit the Borrower to apply the proceeds of the inventory and receivables to the costs of the Borrower in accordance with the budget prepared by the Borrower and attached hereto as Exhibit A (the "Budget"), upon receipt of a written request from the Borrower the Agent will, and is hereby authorized to, release (in accordance with the daily cumulative amounts in the Budget not to exceed in the aggregate $2,410,000) such Collateral from the Liens of the Agent only as such funds are expended by the Borrower. The Agent shall have no obligation to disburse to the Borrower, and the Borrower shall have no right to withdraw, any amount from any Blocked Account or Cash Collateral Account except as provided for in the aggregate in the Budget, subject to the limitations set forth in the immediately preceding sentence. This Consent, and the obligation of the Agent to release such Collateral to the Borrower, shall be terminated upon the earlier to occur of (i) the expiration of 24 hours following written notice from the Agent to the Borrower of such termination describing the circumstances causing such termination and such circumstances shall not have been cured, (ii) the filing of a voluntary petition by the Borrower pursuant to the Bankruptcy Code, and (iii) the close of business on January 23, 2002.

                                   ARTICLE II

                         CONDITIONS PRECEDENT TO CONSENT

        The provisions relating to the release of Collateral set forth in
Article I hereof shall become effective on the date (the "Effective Date") that each of the following conditions precedent are or shall be contemporaneously satisfied:

                SECTION 2.01. The Agent shall have received counterparts of this Consent duly executed by the Agent, the Lenders, the Borrower and the Government Guarantor.

                SECTION 2.02. The Agent shall have received, dated the date of receipt thereof by the Agent, in form and substance satisfactory to the Agent, a certificate signed by a duly authorized officer of the Borrower stating that:

                (a) The representations and warranties contained in Article III hereof are correct on and as of the date of such certificate as though made on and as of such date; and

                (b) After giving effect to this Consent, no event has occurred and is continuing which constitutes a Default or an Event of Default, other than the Specified Defaults (as defined in the Amended and Restated Forbearance Agreement).

                SECTION 2.03. After giving effect to this Consent, no event has occurred and is continuing which constitutes a Default or an Event of Default, other than the Specified Defaults (as defined in the Amended and Restated Forbearance Agreement).

                SECTION 2.04. The Borrower shall have paid and reimbursed the Agent and the Lenders for all outstanding and unpaid fees, costs and expenses, including fees and expenses of Weil, Gotshal & Manges LLP.

                SECTION 2.05. Each of the Agent and the Government Guarantor shall have received such documents from the Borrower as the Agent shall request in writing.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

        The Borrower represents and warrants to the Agent and the Lenders that:

                SECTION 3.01. AUTHORIZATION. The execution, delivery and performance by the Borrower of this Consent have been authorized by all necessary limited liability company action, and this Consent constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                SECTION 3.02. NO CONFLICT. Neither the execution, delivery and performance of this Consent nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate
(a) any provision of the Borrower's certificate of formation or agreement of limited liability company, (b) any law or regulation, or any order or decree of any court or government agency or instrumentality, or (c) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound.

                SECTION 3.03. REPRESENTATIONS AND WARRANTIES IN THE LOAN AGREEMENT. The representations and warranties set forth in Article IV of the Loan Agreement (other than the representations and warranties set forth in Section 4.5 of the Loan Agreement and clause (c) of Section 4.11 of the Loan Agreement) and in each other Loan Document are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate only to an earlier date.

                SECTION 3.04. NO DEFAULT. After giving effect to this Consent no Default or Event of Default other than any Specified Default (as defined in the Amended and Restated Forbearance Agreement) has occurred and is continuing under the Loan Agreement.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

                SECTION 4.01. REFERENCE TO AND EFFECT UPON THE LOAN AGREEMENT; NO WAIVER.

                (a) The Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                (b) The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Agent or any Lender under the Loan Agreement or any Loan Document, or constitute a waiver of any provision of the Loan Agreement or any Loan Document.

                SECTION 4.02. COSTS AND EXPENSES. As provided in Section 10.3 of the Loan Agreement, the Borrower agrees to reimburse the Agent and the Lenders and the Government Guarantor for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Consent.

                SECTION 4.03. RELEASE. In further consideration of the Lenders' execution of this Consent, the Borrower hereby releases each of the Agent, the Government Guarantor and each Lender and each of their respective affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of every kind or nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that the Borrower may have against the Releasees which arise from or in any way relate to the Obligations, any Collateral, any Loan Document (including, without limitation, the Original Forbearance Agreement, the Amended and Restated Forbearance Agreement and this Consent), any documents, agreements, dealings or other matters in connection with or relating to any of the Loan Documents, and any third parties liable in whole or in part for the Obligations, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof (including, without limitation, any actions or inactions which any of the Releasees may have taken or omitted to take prior to the date hereof).

                SECTION 4.04. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                SECTION 4.05. SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. Any legal action or proceeding with respect to this Consent or any other Loan Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Consent, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

                SECTION 4.06. WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS AND THE BORROWER IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS CONSENT.

                SECTION 4.07. HEADINGS. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purposes.

                SECTION 4.08. COUNTERPARTS. This Consent may be executed in any number of counterparts and by facsimile, each of which counterparts when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

BORROWER:

GENEVA STEEL LLC

By: /s/ Steve Bunker
   -------------------------------------------
Name: Steve Bunker
     -----------------------------------------
Title: Vice President of Finance and Treasurer
      ----------------------------------------

AGENT AND LENDER:

CITICORP USA, INC.,
as Agent and Term A Lender

By: /s/ Keith R. Karako
   -------------------------------------------
Name: Managing Director
     -----------------------------------------
Title: Managing Director
      ----------------------------------------

LENDERS:

CITICORP NORTH AMERICA, INC.
as Term B Lender

By: /s/ Robert Malleck
   -------------------------------------------
Name: Robert Malleck
     -----------------------------------------
Title: Vice President
      ----------------------------------------

CITICORP NORTH AMERICA, INC.
as Term C Lender


By: /s/ Robert Malleck
   -------------------------------------------
Name: Robert Malleck
     -----------------------------------------
Title:   Vice President
      ----------------------------------------



              [Signature Page to Consent to Release of Collateral]

GOVERNMENT GUARANTOR:

Approved and consented to the foregoing Consent as of this 16th of January, 2002

EMERGENCY STEEL LOAN GUARANTY BOARD,
   as Government Guarantor


By: /s/ Daniel J. Rooney
   -------------------------------------------
Name: Daniel J, Rooney
     -----------------------------------------
Title: Secretary to the Board
      ----------------------------------------



     [Government Guarantor Consent Page to Consent to Release of Collateral]